UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 16, 2005
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       1-7275                                             47-0248710
(Commission File Number)                       (IRS Employer Identification No.)

         One ConAgra Drive
             Omaha, NE                                     68102
(Address of Principal Executive Offices)                 (Zip Code)

                                 (402) 595-4000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to
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     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
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     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry into a Material Definitive Agreement.

         On December 16, 2005, ConAgra Foods, Inc. entered into a $1.5 billion 5-year revolving credit facility with a syndicate of financial institutions, including JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, Citibank, N.A., BNP Paribas and Merrill Lynch Bank USA, as co-documentation agents, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners. This new credit facility replaces the company's $1.05 billion revolving credit facility (expiring in May 2007), which was terminated upon the closing of the new facility. The new facility contains provisions substantially identical to those in the facility it replaces. The terms of the new facility provide that the company may request that the commitments available under the facility be increased by up to an additional $500 million and that the term of the facility be extended for additional one-year periods on an annual basis.

         No loans were outstanding under the company's $1.05 billion revolving credit facility upon its termination and the company has no present plans to make any borrowings under the new facility. The new facility will be maintained by the company as a backup to the company's commercial paper program.

         The foregoing description of the company's new credit facility is not complete and is qualified in its entirety by reference to the agreement attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

         The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation
           under an Off-Balance Sheet Arrangement of a Registrant.

         The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     Exhibit 10.1 Long-Term  Revolving Credit Agreement dated as of December 16,
                  2005 among ConAgra Foods, Inc., the banks that have signed the agreement, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Citibank, N.A., BNP Paribas and Merrill Lynch Bank USA, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONAGRA FOODS, INC.

Date:  December 16, 2005                       By:     /s/ Frank S. Sklarsky
                                               Name:   Frank S. Sklarsky
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit                    Description                                  Page No.

Exhibit 10.1   Long-Term Revolving Credit Agreement dated as of December
               16, 2005 among ConAgra Foods, Inc., the banks that have signed the agreement, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, Citibank, N.A., BNP Paribas and Merrill Lynch Bank USA, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead
               Arrangers and Joint Bookrunners..............................